Filed under Rule 497(k)

Registration No. 333-53589

VALIC COMPANY II

High Yield Bond Fund

Supplement to the Summary Prospectus dated January 1, 2015

Effective immediately, in the section titled “FUND SUMMARY” for the High Yield Bond Fund under the heading “Investment Adviser,” the portfolio manager disclosure for Wellington Management Company LLP is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Christopher A. Jones, CFA	2009	Senior Managing Director and Fixed-Income Portfolio Manager

Please retain this supplement for future reference.

Dated: January 14, 2015